Exhibit 10.6

JFB CONSTRUCTION & DEVELOPMENT INC

555 HYPOLUXO RD

LANTANA, FL. 33462 (HEREINAFTER REFERRED TO AS “JFB” OR “GC” OR “GENERAL CONTRACTOR”)

08/04/2021

Aura Commercial LLC

1300 S Dixie Hwy.

Lantana, FL 33462

RE:	CONTRACT FOR COMPLETING ALL IMPROVEMENTS AT OWNER’S PREMISES

AS A FOLLOW UP TO OUR MEETINGS AND CONVERSATIONS IN CONNECTION WITH THE REFERENCED SUBJECT MATTER, PLEASE ACCEPT THISCOST PLUS 5% LETTER WHEN EXECUTED BY BOTH PARTIES AS A FORMAL AGREEMENT WITH THE FOLLOWING TERMS AND CONDITIONS:

1.	SCOPE OF WORK

●	JFB AGREES TO PERFORM THE NEEDED CONSTRUCTION MANAGEMENT SERVICES/ WORK AS NEEDED TO COMPLETE THE HOME RENOVATION DETAILED ON THE APPROVED CONSTRUCTION DRAWINGS.
●	ANY AND ALL CHANGES TO PLANS AND SPECS WILL BE ISSUED BY OWNER AND RELAYED TO CONTRACTOR ALONG WITH ANY DOCUMENTS NEEDED.
●	OWNER TO PROVIDE JFB CONSTRUCTION WITH ALL APPLICABLE PERMITS AND ANY DOCUMENTS RELATED TO THE PROJECT FOR MANAGEMENT.
●	ALL FINISHES TO BE CHOSEN AND PROVIDED TO JFB FOR MANAGEMENT.
●	OWNER TO PROVIDE JFB WITH ALL PROPOSALS FROM PREFERED VENDORS FOR SHEDULING AND MANAGEMENT.

2.	PERMITS

●	OWNER TO PAY ALL PERMIT AND ASSOCIATED FEES FOR CONSTRUCTION.
●	JFB WILL PROVIDE COPIES OF ALL NEEDED LICENSING OR REGISTRATION FOR CONSTRUCTION.

3.	NOTICE OF COMMENCEMENT

●	GCTO FILE NOTICE OF COMMENCEMENT AND OWNER SHALL PROVIDE ALL INFORMATION NEEDED TO COMPLETE THE SAME (SUCH AS PROPERTY ADDRESS AND OWNER INFORMATION) ALL PARTICIPANTS OF THIS PROJECT WILL RECEIVE A COPY UPON REQUEST (IF REQUIRED BY MUNICIPALITY)

4.	PRICE

THE CONTRACT IS A COST PLUS 5% CONTRACT. 5% IS ABOVE ANY AND ALL ASSOCIATED COST FOR THIS PRJECT WHETHER HIRED BY OWNER OR GC. ALL PROJECT MANAGEMENT TIME WILL BE DOCUMENTED FOR OWNER AND INVOICED AS PART OF THE COST FOR THE PROJECT.

●	JFB WILL REQUEST A DEPOSIT TO COMMENCE WORK AND ALL JFB INVOICES ARE TO PAID WITHIN (5) BUISNESS DAYS

5.	WORK COMPLETION

●	WORK SHALL BE COMMENCED WITHIN (5) BUISNESS DAYS OF RECEIVING ALL APPLICABLE PERMITS.
●	SCHEDULE TO BE WORKED OUT WITH OWNER AND JFB WITH THE UNDERSTANDING MATERIAL AVAILABILITY WILL AFFECT THE OVERALL SCHEDULE.

6.	INSURANCE

●	JFB SHALL PROVIDE COPY OF LIABILITY INSURANCE COVERAGE IN THE AMOUNTS 1,000,000 / 2,000,000 WHICH COVERAGE JFB SHALL MAINTAIN AT ALL TIMES THROUGH COMPLETION OF THE WORK.
●	JFB WILL BE REQUIRED ALL SUBS TO PROVIDE COPIES OF THEIR LIABILITY AND WC INSURANCE PRIOR TO THE START OF WORK.
●	ALL INSURANCE IS STANDARD POLICY OF 1,000,000 / 2,000,000, OR MORE, AND ADDITIONAL COVERAGE IS ADDITONAL COST INCLUDING BUILDER RISK WHICH IS TO BE PROVIDED BY OWNER.

7.	WAIVER OF LEINS {PROTECTION OF OWNER)

●	CONDITIONAL WAIVERS ARE REQUESTED PRIOR TO PAYMENT, UNCONDITIONAL AFTER PAYMENT IS RECEIVED, FINAL WAIVER OF LIEN SHALL BE PRESENTED TO OWNER PRIOR TO PYMENT.
●	ALL SUPPLIERS OR AFFILIATES OF SUBCONTRACTORS MUST SHOW PROOF OF PAYMENT BEFORE ANY PAYMENT IS ISSUED.
●	GC HAS THE RIGHT TO USE 2-PARTY CHECKS TO SUBCONTRACTORS AND SUPPLIERS.
●	SUB CONTRACTORS ARE REQUIRED TO ISSUE A VERIFIED STAEMENT OF ACCOUNT FROM ALL SUPPLIERS IF REQUESTED BY OWNER OR GC.
●	OWNER WILL BE PROVIDED A SUBCONTRACTOR LISTTO GC FOR WHOM THE OWNER WANTS TO USE ON HE PROJECT.

8.	CHANGE ORDERS

●	ALL CHANGE ORDERS WILL BE PRESENTED TO OWNER FOR APPROVAL AND APPROVED WITHIN (2) BUISINESS DAYS.

9.	MISCELLANEOUS & LEGAL

●	IN THE EVENT THE CONTRACT IS NOT FINANCIALLY FULFILLED ON BEHALF OF THE OWNER AND A LEGAL ACTION IS TAKEN, ALL ATTORNEY’S FEES WILL BE ASSUMED BY OWNER.
●	ALL DISPUTES WILL BE SETTLED IN MEDIATION.

PLEASE SIGN IN THE BELOW DESIGNATED AREA TO EVIDENCE APPROVAL OF THE ABOVE TERMS AND CONDITIONS

IF YOU HAVE ANY QUESTIONS, OR IF YOU NEED ANY ADDITIONAL INFORMATION, PLEASE CONTACT ME ON MY CELL PHONE AT 561-644-1887. MEANWHILE, THANK YOU IN ADVANCE FOR ALL YOUR ANTICIPATED COOPERATION IN THIS MATTER.

VERY YOURS TRULY

JOSEPH BASILE

APPROVED AND ACCEPTED BY:	APPROVED AND ACCEPTED BY:

JFB CONSTRUCTION & DEVELOPMENT	Aura Commercial LLC

/s/ Joseph Basile	/s/ Joseph Basile
JOSEPH BASILE	JOSEPH BASILE